MORGAN STANLEY CAPITAL I INC ABS-15G

Exhibit 99.5

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed the review described below on newly originated residential mortgage loans acquired by Morgan Stanley Mortgage Capital Holdings LLC and/or its affiliates through a bulk purchase. The review included a total of 709 newly originated residential mortgage loans, in connection with certain MSRM 2026 May Securitization transactions (each, a “Securitization”). The Review was conducted from October 2025 through March 2026 on mortgage loans originated between August 2025 through March 2026.

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

a.	QM or ATR Validation / Review of 8 Key Underwriting Factors

i.	Income / Assets

●	Validate borrower(s) monthly gross income

●	Validate funds required to close, required reserves

●	Review file documentation for required level of income and asset verifications

ii.	Employment Status

●	Review file documentation for required level of employment

iii.	Monthly Mortgage Payment

●	Confirm program, qualifying rate, terms

iv.	Simultaneous Loans

●	Validate all concurrent loans are included in the DTI to properly assess the ability to repay

v.	Mortgage Related Obligations: PITI, HOA, PMI, etc.

●	Validate subject loan monthly payment (PITI) and associated obligations

vi.	Debts / Obligations

●	Validate monthly recurring liabilities

vii.	DTI and/or Residual Income

●	Validate debt-to-income ratio (DTI) based upon income and debt documentation provided in the file

●	Documentation meets Appendix Q requirements for QM Loans

viii.	Credit History

●	Review credit report for credit history and required credit depth including any / all inquiries

●	Determine representative credit score from credit report

b.	Validate loan-to-value (LTV) and combined loan-to-value

c.	Review borrower’s occupancy

d.	Validation through third party resource of the subject properties most recent twelve (12) month sales history

e.	Confirm sufficient evidence in loan file, by reviewing the underwriter’s decision to approve the loan based upon the borrows income, debt, and credit history, to support borrower’s willingness and ability to repay the debt

f.	Confirm that Final 1003 is sufficiently completed

g.	Provide Audit 1008 with accurate data based on file documentation

h.	Confirm Loan Approval conditions were met

i.	Review condominium questionnaire to verify all information is complete, prepared by an authorized representative, and address any red flags that may deem condominium project ineligible

j.	General QM for any loans originated under the GQM Rule

i.	Pricing Thresholds:

a.	Pricing for First Lien Loans:

i.	2.25% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	3.5% for a first-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

iii.	6.5% for a first-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

b.	Pricing for Subordinate Lien Loans:

i.	3.5% for a subordinate-lien covered transaction with a loan amount greater than or equal to the applicable dollar amount threshold; and

ii.	6.5% for a subordinate-lien covered transaction with a loan amount less than the applicable dollar amount threshold.

c.	Pricing for Manufactured Homes:

i.	2.25% for a first-lien covered transaction secured by a manufactured home with a loan amount equal to or greater than the applicable dollar amount threshold; and

ii.	6.5% for a covered transaction secured by a manufactured home with a loan amount less than the applicable dollar amount threshold.

ii.	Consider Income and Assets:

○	Consumer’s current or reasonably expected income or assets (other than the value of the dwelling that secures the loan;

○	The consumer’s debt obligations, alimony, child support; and

○	The monthly DTI or residual income.

iii.	Verification of Income and Assets:

a.	Verification in compliance with one of the “safe harbor” guidelines will meet the QM verification requirement. A creditor is allowed to “mix and match” provisions of the different guidelines rather than only apply one guideline per loan.

The specific guidelines that the CFPB is designating for the safe harbor are: The GQM Rule provides that if the creditor verifies the consumer’s income or assets, debt obligations, alimony, child support, and monthly DTI or residual income by meeting the standards of certain specified third-party underwriting manuals, then a creditor is presumed to have complied with the verification requirement. These specified manuals are:

i.	Chapters B3-3 through B3-6 of the Fannie Mae Single Family Selling Guide, published June 3, 2020;

ii.	Sections 5102 through 5500 of the Freddie Mac Single-Family Seller/Servicer Guide, published June 10, 2020;

iii.	Sections II.A.1 and II.A.4-5 of the Federal Housing Administration’s Single Family Housing Policy Handbook, issued October 24, 2019;

iv.	Chapter 4 of the U.S. Department of Veterans Affairs’ Lenders Handbook, revised February 22, 2019;

v.	Chapter 4 of the U.S. Department of Agriculture’s Field Office Handbook for the Direct Single Family Housing Program, revised March 15, 2019; and

vi.	Chapters 9 through 11 of the U.S. Department of Agriculture’s Handbook for the Single Family Guaranteed Loan Program, revised March 19, 2020.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to cashout refinances of investment property loans, documentation provided in the loan file will be reviewed only to validate the use of cash out proceeds of business purposes at the origination/consummation of the loan. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan would then be subject to a “Compliance Review” of applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. The Compliance Review included the following:

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

c.	Tolerance Testing

i.	Compare Loan Estimate and Closing Disclosures

ii.	Identify Tolerance Violations and applicable cost to cure

d.	Comprehensive review of Closing Disclosure to determine transaction accuracy

e.	Recalculation of APR and Finance Charge

f.	Testing of:

i.	Federal High Cost Mortgage provisions

ii.	Federal Higher Priced Mortgage Loans provisions

iii.	Local and/or State Anti-predatory and High Cost provisions

iv.	HOEPA Points and Fees

g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures

i.	Service Provider List

ii.	Home Ownership Counselling Disclosure

iii.	ARM Disclosure

h.	Compliance with QM as it relates to:

i.	APR Test

ii.	Points & Fees Test

iii.	Prepayment Penalty Test

iv.	Product Eligibility Testing

i.	Notice of Right to Cancel (Rescission) Review

i.	Confirm transaction date, expiration date, and disbursement date

ii.	Confirm document is properly executed by all required parties to the transaction

iii.	Confirm the correct Right of Rescission document was executed for the transaction type

j.	Confirm through NMLS the loan originator and originating firm’s license status was active and properly disclosed on appropriate loan documents

k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)

l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in “average” condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.

b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.

c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.

d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.

e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.

f.	Ensure that the appraisal conforms to the guidelines provided from the Client.

g.	Review appraisal to ensure all required documents were included.

h.	Review location map provided within the appraisal for external obsolescence.

i.	Ensure highest and best use and zoning complies with guidelines.

j.	Confirm there are no marketability issues that affect the subject property.

k.	Ensure subject property does not suffer any functional obsolescence.

l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.

m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal LCA risk score was eligible for Collateral Rep and Warranty relief. In the event the CU score was greater than 2.5 or the LCA score was not eligible for R&W relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. In some instances, based on guidance from the seller, CDA’s were ordered on loans that had an acceptable CU score or R&W eligibility.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third party valuation product.

For loans reviewed in a post-close valuation review scenario (709 loans in total):

Nineteen (19) loans had a Secondary Appraisal, forty-two (42) loans had an AVM, and four hundred twenty-four (424) loans had Desktop Reviews. In thirteen (13) instances, loans had both an AVM and Desk Review(s). Consolidated Analytics has independent access to the Desktop Reviews ordered by the Aggregator.

If a loan with an AVM or Desktop Review fell outside of a -10% tolerance, was inconclusive, or a PIW was present, then a Field Review, a Broker Price Opinion (BPO) along with a Reconciliation of the values or a 2nd Appraisal was completed. There were nine (9) occurrences of this.

Two (2) loans had a Second Desk Review, and zero (0) loans had a Full Appraisal Review.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the seven hundred nine (709) mortgage loans reviewed, one hundred seventy-five (175) unique mortgage loans (24.68% by loan count) had a total of two hundred seventy-three (273) discrepancies across twenty-seven (27) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
Property Type	51	18.68%
Loan Amount	40	14.65%
Qualifying CLTV	36	13.19%
Qualifying FICO	23	8.42%
PITIA	22	8.06%
Loan Purpose	17	6.23%
DSCR	15	5.49%
Monthly Taxes	9	3.30%
Interest Rate	8	2.93%
Qualifying LTV	8	2.93%
Monthly Insurance	8	2.93%
Loan ID	7	2.56%
P&I	5	1.83%
Originator DSCR	4	1.47%
T & I Payment	2	0.73%
As-Is Value	2	0.73%
Borrower 1 FTHB	2	0.73%
Refinance Type	2	0.73%
Gross Rent	2	0.73%
Originator Doc Type	2	0.73%
Note Date	2	0.73%
Percent of Borrower’s Funds for Down Payment	1	0.37%
Prepayment Penalty	1	0.37%
Original LTV	1	0.37%
Closing Date	1	0.37%
Calculated DSCR	1	0.37%
Amortization Term	1	0.37%
Grand Total	273	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	657	$329,351,198.00	92.67%
Event Grade B	52	$35,219,423.00	7.33%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	709	$364,570,621.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	685	96.61%
Event Grade B	24	3.39%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	709	100.00%

Compliance Results: (As applicable, 179 loans within the population did not receive a Compliance Review)
Event Grade	Loan Count	Percent of Sample
Event Grade A	511	96.42%
Event Grade B	19	3.58%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	530	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Sample
Event Grade A	700	98.73%
Event Grade B	9	1.27%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	709	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have carried more than one exception. In such cases, the exception with the lowest grade would drive the loan grade for that particular area of the review. The overall loan grade is the lowest grade for any one particular review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	386
		No Findings	43
		The Deed of Trust is Incomplete	14
		Borrower 1 3rd Party VOE Prior to Close Missing	11
		Third Party Fraud Report not Provided	11
		Missing verification of taxes, insurance, and/or HOA fees for non-subject property	10
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	9
		Business Purpose Affidavit/Disclosure Missing	9
		Third Party Fraud Report Partially Provided	9
		Title Document Missing	9
		Missing Business Entity Formation Document	8
		Title Coverage is Less than Subject Lien	7
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	6
		Income and Employment Do Not Meet Guidelines	6
		Missing VOM or VOR	6
		Borrower 1 Gap Credit Report is Missing	5
		Audited DTI Exceeds Guideline DTI	5

Borrower 1 Photo Identification not provided	5
Entity Documentation - Missing or Defective	4
Purchase Contract is Missing	4
Missing Personal Guaranty	4
Assets do not meet guideline requirements	4
The Total Hazard Coverage is LESS than the Required Coverage Amount	4
PUD Rider is Missing	4
HO6 Master Insurance Policy is Missing	4
Approval/Underwriting Summary Not Provided	3
Title Insurance Missing or Defective	3
Subject Property Lease - Missing or Defective	3
Borrower 2 Gap Credit Report is Missing	3
Missing Property Tax Cert	3
Borrower Non-US Citizen Identification Document Missing	3
Audited HCLTV Exceeds Guideline HCLTV	3
Closing Documentation Missing or Defective	3
Housing History Does Not Meet Guideline Requirements	3
DSCR is less than guideline minimum	3
Missing Income - Bank Statements	3
Flood Certificate Missing	3
Audited CLTV Exceeds Guideline CLTV	3
Fraud Report Shows Uncleared Alerts	3
Audited FICO is less than Guideline FICO	3
Guarantor Identification Missing or Defective	3
Audited LTV Exceeds Guideline LTV	3
Guideline Seasoning not Met	3
The Deed of Trust is Missing	3
Hazard Insurance Policy is Missing	3
Asset Qualification Does Not Meet Guideline Requirements	3
Borrower 1 CPA Letter Missing	2
Purchase Contract is Incomplete	2
Borrower 2 3rd Party VOE Prior to Close Missing	2
Borrower 2 Non-US Citizen Identification Document Missing	2
Purchase is not considered to be an Arm’s Length Transaction	2
Missing income documentation	2
The Final 1003 is Missing	2

Missing letter of explanation	2
Excessive LTV Ratio	2
Missing Letter of Explanation (Credit)	2
Asset Documentation Missing or Defective	2
Credit Report Missing or Defective	2
Borrower 1 Business Bank Statements Missing	2
Missing rent comparable schedule form 1007	2
The Final 1003 is Incomplete	2
Deed Missing or Defective	2
The Note is Missing	2
Hazard Insurance Effective Date is after the Disbursement Date	2
Borrower 2 Photo Identification not provided	2
Title Insurance Coverage - Inadequate Coverage	2
Missing final HUD-1 from sale of non-subject property	2
Missing Fraud Product	2
Borrower 1 Credit Report is Missing	2
Asset 3 Missing	1
The Deed of Trust is Not Executed	1
Missing Letter of Explanation (Income)	1
All Interested Parties Not Checked with Exclusionary Lists	1
The Initial 1003 is Missing	1
Hazard Insurance Missing or Defective	1
Borrower 1 Credit Report is Incomplete	1
Borrower 1 Executed 4506-T Missing	1
Asset 2 Does Not Meet Guideline Requirements	1
HO-6 Insurance Policy is Missing	1
Asset 4 Missing	1
1-4 Family Rider is Missing	1
Cash out purchase is not allowed	1
Asset 7 Does Not Meet Guideline Requirements	1
Verification of Rent (VOR)/Verification of Mortgage (VOM) Document is incomplete	1
Income 5 Months Income Verified is Missing	1
Borrower 1 YTD Profit & Loss Missing	1
Non-Arms Length Transaction	1
Evidence of Property Tax Missing	1
Note Missing or Defective	1

	Missing explanation and supporting documentation for large deposit(s)	1
	OFAC Check Not Completed and/or Cleared	1
	Borrower residency documentation not provided or issue with documentation	1
	Payoff Statement Missing or Defective	1
	The Final 1003 is Not Executed	1
	Audited Loan Amount is less than Guideline Minimum Loan Amount	1
	The Note is Incomplete	1
	Evidence of Primary Residence and Rent-Free Scenario Missing or Defective	1
	Asset 3 Does Not Meet Guideline Requirements	1
	Insufficient Assets to Close	1
	Asset 4 Does Not Meet Guideline Requirements	1
	Loan Application Missing or Defective	1
	Title Document is Partially Present	1
	Rent Loss Coverage Not Sufficient	1
	Asset 4 Expired	1
	Rent Loss Insurance Missing	1
	Verification of Borrower Liabilities Missing or Incomplete	1
	Sales Contract Missing or Defective	1
	Satisfactory Chain of Title not Provided	1
	Missing Lender Income Calculation Worksheet	1
	Total Credit Grade (A) Exceptions:	736
B	Appraisal Aged	3
	Guaranty Missing or Defective	2
	Audited FICO is less than Guideline FICO	2
	Audited Loan Amount is greater than Guideline Maximum Loan Amount	2
	Significant Derogatory Credit Event – Requirement Not Met	2
	Sales Contract Missing or Defective	1
	Ineligible Property	1
	Hazard Insurance Missing or Defective	1
	Borrower 1 3rd Party VOE Prior to Close Missing	1
	Potential Ownership issues identified in file	1
	Borrower owns more financed properties than allowed per guidelines	1
	Guideline Seasoning not Met	1
	Borrower Rental Experience Not Within Guidelines	1

		Income and Employment Do Not Meet Guidelines	1
		Closing Disclosure/Settlement Statement Missing or Defective	1
		Minimum Loan Amount Not Met	1
		Audited Loan Amount is less than Guideline Minimum Loan Amount	1
		Profit and Loss Does Not Meet Guidelines	1
		Excessive LTV Ratio	1
		Audited Reserves are less than Guideline Required Reserves (Number of Months)	1
		Audited Reserves are less than Guideline Required Reserves (Dollar Amount)	1
		Entity Documentation - Missing or Defective	1
		Total Credit Grade (B) Exceptions:	28
Compliance	A	No Compliance Findings	367
		Higher-Priced Mortgage Loan Test	77
		Charges That Cannot Increase Test	21
		eSigned Documents Consent is Missing	20
		CA AB 260 Higher-Priced Mortgage Loan Test	18
		Missing Required Affiliated Business Disclosure	15
		Initial Closing Disclosure Delivery Date Test	9
		Revised Loan Estimate Delivery Date Test (prior to consummation)	6
		Lender Credits That Cannot Decrease Test	6
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	6
		Charges That In Total Cannot Increase More Than 10% Test	4
		Qualified Mortgage Lending Policy Points and Fees Test	4
		MA 209 CMR 32.35 Higher-Priced Mortgage Loan Test	4
		Qualified Mortgage Safe Harbor Threshold	3
		Initial Loan Estimate Delivery Date Test (from application)	3
		RESPA Homeownership Counseling Organizations Disclosure Date Test	3
		Homeownership Counseling Disclosure Is Missing	3
		MD COMAR Higher-Priced Mortgage Loan Test	3
		High-Cost Mortgage Late Fee Test	2
		The Note is Not Executed	2
		High-Cost Mortgage Timing of Disclosure Test	2
		Prepayment Penalty Information Unavailable	2
		High-Cost Mortgage Points and Fees Threshold Test	2

		Qualified Mortgage APR Threshold Test	2
		NC Rate Spread Home Loan Test	2
		High-Cost Mortgage Pre-Loan Counseling Date Test	2
		Texas F2 Notice for Home Equity Disclosure is Missing	1
		TRID: Missing Loan Estimate	1
		TILA Post-Consummation Revised Closing Disclosure Finance Charge Test	1
		Missing Note	1
		Right of Rescission is Partially Provided	1
		CT Nonprime Home Loan Test	1
		Missing HUD-1 Closing Statement	1
		Intent to Proceed is Missing	1
		TRID: Missing Closing Disclosure	1
		Revised Closing Disclosure Delivery Date Test (Waiting Period Required) Test	1
		Missing Initial Escrow Disclosure	1
		Missing evidence of rate lock	1
		Total Compliance Grade (A) Exceptions:	600
	B	Charges That Cannot Increase Test	9
		Lender Credits That Cannot Decrease Test	4
		Missing Required Affiliated Business Disclosure	3
		Evidence of Appraisal Delivery to Borrower not Provided or Late (12 CFR 1002.14(a)(1))	2
		Incorrect rescission model used - RTC form model H-8 used for Same Lender or Lender Affiliate Refinance	1
		CA Per Diem Interest Amount Test	1
		Charges That In Total Cannot Increase More Than 10% Test	1
		Total Compliance Grade (B) Exceptions:	21
Property	A	No Property Findings	508
		Appraisal Review - Missing	153
		Third Party Valuation Product Not Provided within 10% Tolerance	7
		Hazard Insurance Missing or Defective	5
		Valuation product is deficient	4
		Flood Certification/Determination - Missing	4
		Appraisal Missing or Defective	3
		Ineligible Property	3
		Subject property appraisal is not on an as-is basis (Primary Value)	2
		Condo Approval Missing	2

	HOA Questionnaire is Missing	1
	Appraisal is Missing	1
	File does not contain all required valuation documents	1
	Property/Appraisal General	1
	Total Property Grade (A) Exceptions:	695
B	Property/Appraisal General	2
	Appraisal Aged	2
	Third Party Valuation Product Not Provided within 10% Tolerance	2
	Ineligible Property	2
	Ineligible Property – Square Footage	1
	Total Property Grade (B) Exceptions:	9

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.

Credit Event Grades
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	The loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties. Client review required.
C	The loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The value is supported within 10% of the original appraisal by the AVM or there are other supporting documents in the originators loan file package (CDA, Field Review or Second Appraisal). The appraisal was performed on an “as-is” basis and the property is complete and habitable at origination. The appraiser was appropriately licensed and used GSE approved forms.
B	The value is not supported within 10% of the original appraisal by the AVM and there are no other valuation support documents in the loan file provided by the Seller. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an “as-is” basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value is not supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed or did not use GSE approved forms.
D	The file was missing the appraisal or there was not sufficient valuation documentation to perform a review.